SUPPLEMENT DATED JUNE 7, 2012
TO
PROSPECTUSES DATED MAY 1, 2012
FOR SUN LIFE FINANCIAL MASTERS CHOICE II AND SUN LIFE FINANCIAL MASTERS FLEX II

PROSPECTUSES DATED MAY 1, 2011
FOR SUN LIFE FINANCIAL MASTERS EXTRA II AND SUN LIFE FINANCIAL MASTERS I SHARE

PROSPECTUS DATED MAY 1, 2009
FOR FUTURITY III

PROSPECTUS DATED MAY 1, 2008
FOR FUTURITY II

PROSPECTUSES DATED APRIL 11, 2006, AS SUPPLEMENTED DECEMBER 29, 2006,
AND PROSPECTUSES DATED MAY 1, 2006
FOR SUN LIFE FINANCIAL MASTERS IV AND SUN LIFE FINANCIAL MASTERS VII

PROSPECTUSES DATED MAY 1, 2006
FOR FUTURITY SELECT FOUR PLUS, FUTURITY SELECT INCENTIVE,
FUTURITY SELECT FREEDOM, FUTURITY SELECT SEVEN, FUTURITY FOCUS,
FUTURITY ACCOLADE, FUTURITY FOCUS II, FUTURITY, AND FUTURITY SELECT FOUR

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

The Board of Trustees of the MFS Growth Portfolio (“Growth Portfolio”) approved, subject to shareholder approval, the proposed reorganization of the Growth Portfolio into the MFS Growth Series (“Growth Series”).  It is expected that this approval will be sought at a shareholder meeting to be held in August, 2012.

If shareholders approve the proposal relating to the reorganization, then, on or about August 17, 2012, all of the assets of the Growth Portfolio will be transferred to the Growth Series and shareholders of the Growth Portfolio will receive shares of the Growth Series in exchange for their Growth Portfolio shares.

In light of the proposed transaction, the Growth Portfolio will be closed for new subsequent investments effective as of the close of business on or about August 15, 2012.

Please retain this supplement with your prospectus for future reference.